 Exhibit 99.3

Cardax, Inc.

Consolidated Pro-Forma Balance Sheet

September 30, 2013

	Koffee Korner, Inc.	Cardax Pharmaceuticals, Inc.		Pro-Forma Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS

CURRENT ASSETS
Cash	$9,169	$1,211,316	4,5	$5,225,520	$6,446,005
Inventory	-	986,674		-	986,674
Deposits and other assets	-	93,626		-	93,626
Prepaid expenses and other current assets	1,089	21,570	5	(1,089)	21,570

Total current assets	10,258	2,313,186		5,224,431	7,547,875

NON-CURRENT ASSETS
Property and equipment, net	2,275	30,056	5	(2,275)	30,056
Intangible assets, net	-	434,020		-	434,020
Security deposit	1,706	-	5	(1,706)	-

Total non-current assets	3,981	464,076		(3,981)	464,076

TOTAL ASSETS	$14,239	$2,777,262		$5,220,450	$8,011,951

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accrued payroll and payroll related expenses	$730	$3,765,789	5,7	$399,270	$4,165,789
Notes payable, current portion, net of discount of $9,330	-	8,844,706	3	(8,844,706)	-
Accounts payable	7,299	577,787	5	(7,299)	577,787
Accrued interest	-	434,402		(434,402)	-
Sales tax payable	508	-	5	(508)	-
Fees payable to directors	-	475,629		-	475,629
Advances from stockholders	16,245	-	5	(16,245)	-
Lease settlement payable, current portion	-	50,000			50,000
Patent license payable, current	-	25,000			25,000
Other current liabilities	-	20,126			20,126

Total current liabilities	24,782	14,193,439		(8,903,890)	5,314,331

NON-CURRENT LIABILITIES
Patent license payable, less current portion	-	10,000		-	10,000

Total non-current liabilities	-	10,000		-	10,000

TOTAL LIABILITIES	24,782	14,203,439		(8,903,890)	5,324,331

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred Series A - $0.001 par value; 40,118,013 shares authorized, issued, and outstanding	-	40,118	2	(40,118)	-
Preferred Series B - $0.001 par value; 55,555,555 shares authorized, 20,237,459 issued and outstanding	-	20,237	2	(20,237)	- -
Preferred Stock - $0.0001 par value; 5,000,000 shares authorized, none issued and outstanding	-	-		-	-
Preferred Stock - $0.001 par value; 5,000,000 shares authorized, none issued and outstanding
Common stock - $0.001 par value; 150,000,000 shares authorized, 9,488,227 issued and outstanding	-	9,488	2	(9,488)	-
Common stock - $0.0001 par value;100,000,000 shares authorized, 10,530,000 issued and outstanding	1,053	-	1	(1,053)	-
Common stock - $0.001 par value;400,000,000 shares authorized, 62,854,662 issued and outstanding	-	-	1,2,3,4	62,854	62,854

Additional paid in capital	78,240	19,890,333	1,2,3,4,5,6,8	14,777,936	34,746,509

Accumulated deficit	(89,836)	(31,386,353)	3,6,7,8	(645,554)	(32,121,743)

	-	-		-	-

Total stockholders' equity (deficit)	(10,543)	(11,426,177)		14,124,340	2,687,620

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$14,239	$2,777,262		$5,220,450	$8,011,951

The accompanying pro-forma notes are an integral part of these pro-forma financial statements.

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Cardax, Inc.

Consolidated Pro-Forma Statement of Operations

For the Nine Months Ended September 30, 2013

	Koffee Korner, Inc.	Cardax Pharmaceuticals, Inc.		Pro-Forma Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

REVENUES	$65,240	$-		$-	$65,240

COST OF REVENUES	60,675	-		-	60,675

Gross Profit	4,565	-		-	4,565

OPERATING EXPENSES:
Research and development	-	677,929		-	677,929
Selling, general, and administrative expenses	26,398	1,621,038	7,8	1,219,879	2,867,315
Depreciation and amortization	-	25,160		-	25,160
Impairment of goodwill	30,000	-		-	30,000

Total operating expenses	56,398	2,324,127		1,219,879	3,600,404

Loss from operations	(51,833)	(2,324,127)		(1,219,879)	(3,595,839)

OTHER INCOME (EXPENSES):
Interest expense, net	-	(513,995)	9	484,489	(29,506)
Net income (loss) on sale of assets	-	110		-	110
Other expenses, net	-	(11,849)		-	(11,849)

Total other expenses	-	(525,734)		484,489	(41,245)

Loss before the provision for income taxes	(51,833)	(2,849,861)		(735,390)	(3,637,084)

PROVISION FOR INCOME TAXES, net	-	-		-	-

NET LOSS	$(51,833)	$(2,849,861)		$(735,390)	$(3,637,084)

NET LOSS PER SHARE
Basic	$(0.00)	$(0.30)			$(0.06)
Diluted	$(0.00)	$(0.30)			$(0.06)

SHARES USED IN CALCULATION OF NET INCOME PER SHARE
Basic	10,530,000	9,488,227			62,814,267
Diluted	10,530,000	9,488,227			62,814,267

The accompanying pro-forma notes are an integral part of these pro-forma financial statements.

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Cardax, Inc.

Consolidated Pro-Forma Statement of Operations

For the Year Ended December 31, 2012

	Koffee Korner, Inc.	Cardax Pharmaceuticals, Inc.		Pro-Forma Adjustments	Pro-Forma Combined
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

REVENUES	$72,443	$10,000		$-	$82,443

COST OF REVENUES	57,334	-		-	57,334

Gross Profit	15,109	10,000		-	25,109

OPERATING EXPENSES:
Research and development	-	702,792		-	702,792
Selling, general, and administrative expenses	52,695	979,285	7,8	1,236,258	2,268,238
Depreciation and amortization	-	123,206		-	123,206

Total operating expenses	52,695	1,805,283		1,236,258	3,094,236

Loss from operations	(37,586)	(1,795,283)		(1,236,258)	(3,069,127)

OTHER INCOME (EXPENSES):
Interest expense, net	-	(734,168)	9	694,168	(40,000)
Net loss on sale of assets	-	(1,254)		-	(1,254)
Other expenses, net	-	(12,685)		-	(12,685)

Total other expenses	-	(748,107)		694,168	(53,939)

Loss before the provision for income taxes	(37,586)	(2,543,390)		(542,090)	(3,123,066)

PROVISION FOR INCOME TAXES, net	-	-		-	-

NET LOSS	$(37,586)	$(2,543,390)		$(542,090)	$(3,123,066)

NET LOSS PER SHARE
Basic	$(0.00)	$(0.27)			$(0.05)
Diluted	$(0.00)	$(0.27)			$(0.05)

SHARES USED IN CALCULATION OF NET INCOME PER SHARE
Basic	10,530,000	9,488,227			62,814,267
Diluted	10,530,000	9,488,227			62,814,267

The accompanying pro-forma notes are an integral part of these pro-forma financial statements.

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Cardax, Inc.

Notes to Unaudited Pro-Forma Consolidated Financial Statements

1.          Basis of Presentation

The following unaudited pro-forma consolidated financial statements of Cardax, Inc. (“Cardax”, the “Company,” “we,” “our” or “us”), Cardax Pharma, Inc. (“Pharma”) and Pharma’s predecessor, Cardax Pharmaceuticals, Inc. (“Holdings”) are provided to assist you in your analysis of the financial aspects of the proposed consolidated entity on a non-generally accepted accounting principle basis.

The unaudited pro-forma consolidated statement of operations is for the year ended December 31, 2012 and the nine months ended September 30, 2013. The unaudited pro-forma consolidated balance sheet is as of September 30, 2013.

The pro-forma is presented as if the below transaction was accounted for as a reverse acquisition. Holdings is deemed the accounting acquirer while the Company remains the legal acquirer.

2.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 7, 2014, the closing date (the “Closing Date”) of the Merger (as described below), we accepted the terms of, and entered into that certain Subscription Agreement dated as of February 7, 2014, by and between Pharma and the purchasers of securities named therein (the “Subscription Agreement”). The Subscription Agreement provided for aggregate gross cash proceeds to us of $3,923,100 in exchange for the issuance and sale of an aggregate 6,276,960 of shares of our common stock (“Common Stock”) (after giving effect to the Stock Dividend described below), and the grant of Class A Warrants to purchase an aggregate of 6,276,960 shares of our Common Stock (after giving effect to the Stock Dividend) for a price per share of $0.625, subject to certain specified adjustments for changes or reclassifications to our Common Stock, that will expire in five years.

On the Closing Date of the Merger, we assumed the obligations of Pharma under the following agreements, which are collectively referred to as the “Placement Agent Agreements”:

•	that certain Placement Agent Agreement dated January 3, 2014, by and between Pharma and Portfolio Advisors Alliance, Inc. (“Portfolio Advisors”), and acknowledged by Agincourt Ltd. (“Agincourt”);
•	that certain Financial Consulting Agreement dated January 3, 2014, by and between Pharma and Portfolio Advisors Alliance, and acknowledged by Agincourt;
•	that certain Exclusive Investment Banking Agreement dated as of March 12, 2013, and supplemented as of May 21, 2013 and December 3, 2013, by and among Holdings, Pharma, and Agincourt, as the placement agent (the “Exclusive Investment Banking Agreement”); and
•	that certain Sub-Agency Agreement dated December 12, 2013, by and between Agincourt and Paulson Investment Company, Inc., as the sub-agent, and acknowledged by Holdings and Pharma (the “Sub-Agency Agreement”, and collectively with the Exclusive Investment Banking Agreement, the “Agincourt Agreements”).

Pursuant to the Subscription Agreement and the Placement Agent Agreements, we issued and sold an aggregate of 6,276,960 shares of Common Stock (after giving effect to the Stock Dividend) at a price per share of $0.625, and granted warrants to purchase an aggregate of 8,537,405 shares of Common Stock (after giving effect to the Stock Dividend) at a price per share of $0.625, subject to certain specified adjustments for changes or reclassifications to our Common Stock.

3.          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 10, 2014, pursuant to that certain Stock Purchase Agreement dated January 10, 2014 (the “Purchase Agreement”), by and among Cardax, Pharma and Holdings, we acquired 66.67 shares of common stock of Pharma, which represented 40% of the issued and outstanding shares of common stock of Pharma after giving effect to the issuance of such shares, in exchange for an aggregate of 30,000,000 shares of our Common Stock (after giving effect to the Stock Dividend) that we issued to Pharma. Pharma transferred the shares of our Common Stock to Holdings as a dividend. Immediately prior to the closing (the “Closing”) of the Merger, Holdings owned 60% of Pharma and approximately 39% of our issued and outstanding shares of Common Stock.

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On the Closing Date of the Merger, in accordance with the terms of the Agreement and Plan of Merger dated as of November 27, 2013 (the “Merger Agreement”), by and among Cardax, Cardax Acquisition, Inc., a Delaware corporation and our wholly-owned subsidiary (“Cardax Sub”), Holdings, and Pharma, as amended by (i) First Amendment dated as of January 10, 2014 and (ii) Second Amendment dated as of February 7, 2014, Cardax Sub was merged with and into Pharma (the “Merger”). Pharma was the surviving corporation in the Merger. There was no cash consideration exchanged in the Merger. Accordingly, on the Closing Date of the Merger, Pharma became our wholly-owned subsidiary and we acquired the life sciences business of Pharma.

Under the terms of the Merger Agreement, prior to or at the Closing of the Merger:

We authorized a stock dividend of 3.4 shares of our Common Stock for each one share of Common Stock to stockholders of record on January 9, 2014 (the “Stock Dividend”), which will be distributed after the Merger; and

Our certificate of incorporation and the bylaws were amended and restated.

In accordance with the terms of the Purchase Agreement, the Merger Agreement, the Subscription Agreement, the Placement Agent Agreements, options granted under our 2014 Equity Compensation Plan (the “2014 Plan”), including options granted in substitution of the options granted by Holdings under its 2006 Stock Incentive Plan (the “2006 Plan”), and the Services Agreement (as defined below), on the Closing Date, we issued the following shares of Common Stock, warrants and options to purchase shares of Common Stock:

Holder	Securities	Shares of Common Stock(1)

Holdings	Common Stock	33,229,093	(2)

Holders of senior secured convertible promissory notes previously issued by Pharma	Common Stock	14,446,777

Holders of senior secured convertible promissory notes previously issued by Pharma	Warrants to purchase shares of Common Stock at $0.625 per share that will expire in 5 years	14,446,777

Holders of convertible unsecured promissory notes issued by Pharma	Common Stock	3,353,437

Holders of convertible unsecured promissory notes issued by Pharma	Warrants to purchase shares of Common Stock at $0.625 per share that will expire in 5 years	3,321,600

Purchasers of Common Stock under the Subscription Agreement and the Agincourt Agreements	Common Stock	6,276,960

Purchasers of Common Stock under the Subscription Agreement and the Agincourt Agreements	Warrants to purchase shares of Common Stock at $0.625 per share that will expire in 5 years	6,276,960

Placement agents and other persons	Warrants to purchase shares of Common Stock at $0.625 per share that will expire in 5 years	3,660,445	(3)

Certain Service Providers	Warrants to purchase shares of Common Stock at specified price that are not less than $1.25 per share that will expire in 3 years	700,000	(4)

Employees, service providers, and other persons	Equity incentive options or other grants under the 2014 Plan	27,756,821

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(1)	Number of shares after giving effect to the Stock Dividend.
(2)	Represents 30,000,000 shares of our Common Stock issued pursuant to the Purchase Agreement and 3,229,093 shares of our Common Stock issued pursuant to the Merger Agreement.
(3)	Includes (a) a warrant issued to Highline Research Advisors LLC, which is owned by an affiliate of a principal of Agincourt, to purchase an aggregate of 750,000 shares of our Common Stock, at an exercise price of $0.625 per share, issued in connection with investor relations and financial consulting services provided to Holdings and Pharma and services to be provided to us after the Merger, and (b) a warrant issued to an entity that provides certain website and investment relations related services to us to purchase an aggregate of 250,000 shares of our Common Stock, at an exercise price of $0.625 per share
(4)	Warrant to purchase up to 700,000 shares of our Common Stock, that provides for the purchase of: (i) until the date that is 2 years after the Closing Date of the Merger, 500,000 shares at a price based on the initial trading price of the shares of our Common Stock on February 10, 2014 but not less than $1.25 per share; (ii) until the date that is 3 years after the Closing Date of the Merger,100,000 shares at 140% of the price per share of the initial tranche of 500,000 shares; and (iii) until the date that is 3 years after the Closing Date of the Merger, 100,000 shares at 140% of the price per share of the second tranche, all as provided in the form of such warrant which is filed as an exhibit to this Current Report on Form 8-K (the “JLS Warrant”).

All of the shares of Common Stock and warrants issued, described above, including pursuant to the Purchase Agreement, the Merger Agreement, the Subscription Agreement, the Placement Agent Agreements, and the options we granted under our 2014 Plan are restricted securities, as defined in paragraph (a) of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). All such securities were issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder.

We intend to prepare and file a registration statement on Form S-1 within 60 days after the Closing Date of the Merger, to permit a resale of the shares of Common Stock and the shares of Common Stock underlying the warrants that were issued in connection with the Merger, Subscription Agreement and Placement Agent Agreements.

Concurrently with the Closing of the Merger, AAK Ventures, LLC, a Delaware limited liability company (“AAK”) and the owner of 39,820,000 restricted shares of Common Stock (after giving effect to the Stock Dividend), which represented approximately 52% of our outstanding shares of Common Stock immediately prior to the Closing, delivered to Cardax all of such shares for cancellation, and AAK ceased being a stockholder of Cardax. Austin Kibler, our sole Chief Executive Officer and sole director immediately prior to the Closing, is the sole member of AAK. In addition, concurrently with the Closing of the Merger, certain of our stockholders delivered to us for cancellation an aggregate of 963,604.4 freely tradable shares of our Common Stock.

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On the Closing Date, we distributed all of the issued and outstanding shares of our wholly-owned subsidiary, Koffee Korner’s Inc., a Texas corporation, which operated our retail coffee business, to Nazneen D’Silva, in accordance with the terms of the Spin-off Agreement dated as of February 7, 2014.

On February 7, 2014, Cardax Sub was merged with and into Pharma pursuant to the Merger Agreement. Item 2.01(f) of Form 8-K provides that if the registrant was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), immediately before the transaction, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the registrant’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the transaction. We are providing below the information that we would be required to disclose on Form 10 under the Exchange Act as if Cardax was a shell company immediately before the transaction. Please note that the information provided below relates to the combined enterprises after the Merger of Cardax Sub with and into Pharma, except as the context may otherwise require.

4.          Pro-forma Adjustments

The pro-forma financial statements gives effect to the following transactions as if they had occurred on the first day of the periods presented:

1.	As a result of the Stock Purchase Agreement and Merger, the Company’s shareholders maintained approximately 5.5 million shares of the Company’s Common Stock.

2.	As a result of the Stock Purchase Agreement and Merger, the Company issued Holdings approximately 33.2 million shares of the Company’s Common Stock.

3.	The outstanding principal amount of the notes sold by Pharma and Holdings, plus all accrued interest thereon, was converted into shares of Common Stock and warrants to purchase shares of Common Stock. In addition, the adjustment reflects the repayment of certain notes. The pro-forma adjustments assume that the transaction occurred on the first day of the periods being presented. All interest expense associated with the notes was adjusted.

4.	The pro-forma financial statements reflect the issuance of shares and warrants for cash proceeds.

5.	The Company recorded a pro-forma adjustment to spin-off the former operations of Koffee Korner’s Inc., the predecessor of Cardax, Inc.

6.	As a result of the Stock Purchase Agreement and Merger, Holdings became the accounting acquirer. The accumulated deficit of the legal acquirer was closed to additional paid in capital.

7.	The pro-forma financial statements reflect the increase of general and administrative expenses of $400,000. This increased estimate of general and administrative expenses is due to estimated costs of running a publicly traded company.

8.	On the Closing Date of the Merger, the Company issued warrants to purchase an aggregate of 2,260,445 shares of our Common Stock to placement agents; and warrants to purchase an aggregate of 2,100,000 shares of our Common Stock to consultants. The placement agent warrants had a fair value of $701,744 and were recorded as stock issuance costs. The consultant warrants had a fair value of $819,879 and were recorded as general and administrative expenses.

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